                                                                    EXHIBIT 10.1

                          INCENTIVE STOCK OPTION PLAN
                          ---------------------------
                                       OF
                                       --
                               OPTO SENSORS, INC.
                               ------------------


1.   PURPOSE AND EFFECT.
     ------------------

     The purpose of this Incentive Stock Option Plan ("Plan") of Opto Sensors, Inc., a California corporation ("Company"), is to promote the interests of the Company and its stockholders by providing a method whereby certain officers, directors and key employees of the Company may be encouraged to invest in the Company's Common Stock and thereby increase their proprietary interest in its business, encourage them to remain in the employ of the Company and increase their personal interest in its continued success and progress.

2.   ADMINISTRATION.
     --------------

     (a) The Company's Board of Directors ("Board") shall have full power and authority, not inconsistent with the provisions of the Plan, to interpret the provisions and supervise the administration of the Plan. All determinations by the Board shall be made by the affirmative vote of a majority of its members, but any determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

     (b) Each option shall be evidenced by an option agreement which shall contain such terms and conditions as may be approved by the Board and shall be signed by an officer of the Company and the optionee.

     (c) Subject to any applicable provisions of the Company's By-Laws, all decisions made by the Board shall be final, conclusive and binding on all persons, including the Company, stockholders, employees, and optionees.

3.   SHARES SUBJECT TO THE PLAN.
     --------------------------

     (a) The shares to be delivered upon exercise of options granted under the Plan shall be made available, at the discretion of the Board, either from the authorized but unissued shares of the Company's Common Stock or from shares of the Company's Common Stock reacquired by the Company.

     (b) Subject to adjustments made pursuant to the provisions of paragraph (c) of this Section 3, the aggregate number of shares to be delivered upon exercise of all options which may be granted under this Plan shall not exceed 700,000 shares. If an option granted under the Plan shall expire or terminate for any reason during the term of the Plan, the shares subject to but not delivered under such option shall be available for other options.

     (c) In the event of a merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Company's Common Stock, such adjustment shall be made in the aggregate number of shares subject to the Plan, and the number and option price of shares subject to options granted under the Plan as may be determined to be appropriate by the Board.

4.   ELIGIBILITY AND PARTICIPATION.
     -----------------------------

     The persons eligible to receive options under the Plan shall consist of officers, directors and key employees of the Company. Subject to the limitations of the Plan, the Board shall select the persons to be granted options, determine the number and option price of the shares subject to each option, and determine the time when each option shall be granted. More than one option may be granted to the same person.

5.   TERM OF PLAN AND OPTION PERIOD.
     ------------------------------

     The last day which options may be granted under the Plan shall expire on December 31, 1998. Subject to the provisions of the Plan with respect to death, retirement and termination of employment, the maximum period during which each option may be exercised shall in no event exceed five years.

6.   OPTION PRICE.
     ------------

     The price at which shares may be purchased upon exercise of a particular option shall be determined by the Board and may vary from time to time.

7.   EXERCISE OF OPTIONS.
     -------------------

     (a) No portion of any option granted under this Plan may be exercised until the optionee has been an officer, director or employee of the Company for at least one year immediately following the date the option is granted and, except in case of death, retirement or termination of employment as hereinafter provided, only during the continuance of the optionee's relationship with the Company as an officer, director or employee. Subject to the foregoing limitations and the terms and conditions of the option agreement, each option shall be exercisable as follows:

          (i) After one year of a continuous relationship as an director or employee, no more than fifty percent (50%) of the shares subject to the option.

          (ii) After two years of a continuous relationship as an officer, director or employee, no more than seventy-five percent (75%) of the shares subject to the option.

          (iii) After three years of a continuous relationship as an officer, director or employee, the remaining balance of the shares subject to the option which have not been exercised.

     (b) No shares shall be delivered pursuant to the exercise of any option, in whole or in part, until qualified for delivery under such laws and regulations as may be deemed by the Board to be applicable thereto and until payment in full of the option price therefor is received by the Company. No optionee shall be or deemed to be a holder of any shares subject to such option unless and until the certificate or certificates therefor have been issued.

8.   TRANSFERABILITY OF OPTIONS.
     --------------------------

     An option granted under the Plan may not be transferred and may be exercised only by the optionee during this lifetime and during his relationship as an officer, director or employee of the Company.

9.   DEATH, RETIREMENT AND TERMINATION OF EMPLOYMENT.
     -----------------------------------------------

     Any option, the period of which has not theretofore expired, shall terminate at the time of the death of the optionee or of the termination for any reason of such optionee's relationship with the Company as an officer, director or employee (for any reason whatsoever, with or without cause), and no shares may thereafter be delivered pursuant to such option.

     If, during the three year period immediately following the date that an optionee first receives a grant of options under the Plan (such date is referred to as the "Optionee's Initial Grant Date"), said optionee dies, retires or has his relationship with the Company terminated by either the Company or him (for any reason whatsoever, with or without cause), the Company shall have the right, but shall not be obligated, to purchase such shares from the optionee or his estate at a purchase price equal to the amount paid by the optionee to the Company for such shares. In order to exercise the aforesaid right, the Company must notify the optionee or his estate within ninety (90) days after death, retirement or termination, whichever is the case. The Company shall have no right under the Plan to purchase shares from an optionee or his estate if the optionee's death, retirement or termination of relationship with the Company occurs more than three (3) years after the Optionee's Initial Grant Date.

                        INCENTIVE STOCK OPTION AGREEMENT
                        --------------------------------


     THIS INCENTIVE STOCK OPTION AGREEMENT ("Agreement") is made and entered into this day of ____________, 19__, by and between OPTO SENSORS, INC. ("Company"), a California corporation, and ________________ ("Optionee").

     WHEREAS, the Company has adopted an Incentive Stock Option Plan ("Plan") for the granting to the Company's officers, directors and key employees of options to purchase shares of Common Stock from the Company in order to encourage stock ownership in the Company by such persons; and

     WHEREAS, pursuant to the Plan, the Company's Board of Directors ("Board") has approved the execution of this Agreement to evidence the grant to the Optionee of the right and option to purchase shares of the Common Stock of the Company upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual obligations herein contained, it is agreed as follows:

     1.   Granting and Exercising of Option.
          ---------------------------------

     The Company grants, as of the date set forth above, to the Optionee the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of ____________ shares of the Company's no par value Common Stock ("Shares") at the purchase price of $________________ per Share, exercisable in the amount and at the times set forth in this paragraph below:

          (a) No portion of any option granted under this Agreement may be exercised until the Optionee has been an officer, director or employee of the Company for at least one year immediately following the date the option is granted and, except death, retirement or termination of employment as hereinafter provided, only during the continuance of the Optionee's relationship with the Company as an officer, director or employee. Subject to the foregoing limitations and the terms and conditions of the Plan, each option shall be exercisable as follows:

              (i) After one year of a continuous relationship as an officer, director or employee, no more than fifty percent (50%) of the Shares subject to the option.

              (ii) After two years of a continuous relationship as an officer, director or employee, no more than seventy-five percent (75%) of the Shares subject to the option.

              (iii) After three years of a continuous relationship as an officer, director or employee, the remaining balance of the Shares subject to the option which have not been exercised.

          (b) No Shares shall be delivered pursuant to the exercise of any option, in whole or in part, until qualified for delivery under such laws and regulations as may be deemed by the Board to be applicable thereto and until payment in full of the option price therefor is received by the Company. No Optionee shall be or deemed to be a holder of any Shares subject to such option unless and until the certificate or certificates therefor have been issued.

     Notwithstanding anything provided herein to the contrary, any option granted shall terminate at the close of business on the date preceding the fifth anniversary of the date of grant.

     2.   Manner of Exercise.
          ------------------

     Each exercise of this option shall be by means of a written notice of exercise delivered to the Secretary of the Company, specifying the number of Shares to be purchased and accompanied by payment in cash or by certified or cashier's check payable to the order of the Company of the full purchase price of the Shares to be purchased. In addition, each notice of exercise shall be accompanied by a representation and agreement in writing, signed by the Optionee, that the Shares being acquired are being acquired in good faith for investment, and not for sale or distribution, and shall not be pledged or hypothecated, nor sold or transferred, in the absence of an effective registration statement for the Shares under the Securities Act of 1933, or an opinion of counsel of the Company that registration is not required under said Act, and that the Company may attach to the Shares a legend to that effect.

     3.   Death, Retirement and Termination of Employment.
          -----------------------------------------------

     Any option, the period of which has not theretofore expired, shall terminate at the time of the death of the Optionee or of the termination for any reason of such Optionee's relationship with the Company as an officer, director or employee (for any reason whatsoever, with or without cause), and no Shares may thereafter be delivered pursuant to such option.

     If, during the three year period immediately following the earlier of the execution of this Agreement or a similar Incentive Stock Option Agreement between Company and Optionee, the Optionee acquires any Shares under the option and thereafter dies, retires or has his relationship with the Company terminated by either the Company or him (for any reason whatsoever, with or without cause) during said three year period, the Company shall have the right, but shall not be obligated to, purchase such Shares from the Optionee or his estate at a purchase price equal to the amount paid by the Optionee to the Company for such Shares. In order to exercise the aforesaid right, the Company must notify the Optionee or his estate within ninety (90) days after death, retirement or termination, whichever is the case. The Company shall have no right under this Agreement to purchase shares from the Optionee or his estate if the Optionee's death, retirement or termination of relationship with the Company occurs more than three (3) years after the date the Optionee first receives a grant of options under the Plan.

     4.   Transfer of Stock on Exercise.
          -----------------------------

     As soon as practicable after any exercise of this option in accordance with the foregoing provisions, the Company shall, without transfer or issue tax or other incidental expense to the Optionee, deliver to the Optionee at the principal office of the Company or at such other place as may be mutually acceptable to the Company and to the Optionee, a certificate or certificates representing the Shares as to which this option has been exercised.

     5.   Purchase for Investment.
          -----------------------

     By accepting this option, the Optionee agrees that any and all Shares purchased upon the exercise of this option shall be acquired for investment and not for resale or for distribution. Upon each exercise of any portion of this option, the person entitled to exercise the same shall furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the Shares are being acquired in good faith for investment and not for resale or distribution.

     6.   No Hypothecation or Transfer.
          ----------------------------

     This option and the rights and privileges granted hereby shall not be transferred, assigned, pledged or hypothecated in any way whether by operation of law or otherwise. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of this option or any right or privilege granted hereby contrary to the provisions hereof, this option and said rights and privileges shall immediately become null and void.

     7.   Adjustments of Option Stock; Reorganization; Stock Dividends.
          ------------------------------------------------------------

          (a) In the event of a merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Company's Common Stock, such adjustment shall be made in the number and option price of Shares subject to options granted under this Agreement as may be determined to be appropriate by the Board.

          (b) Notwithstanding anything hereinabove to the contrary, upon the occasion of a merger or consolidation of the Company with any other corporation, any options theretofore granted under this Agreement which shall not have been exercised (whether or not then capable of exercise) shall be deemed canceled, unless the surviving corporation shall assume the options under this Agreement, or shall issue substitute options in place thereof.

     8.   Liquidation.
          -----------

     Upon the liquidation of the Company, any unexercised options theretofore granted under this Agreement shall be deemed canceled, except as otherwise provided in Paragraph 7 above on the occasion of a merger or consolidation.

     9.   Requirement of Issuance.
          -----------------------

     The Optionee shall not be entitled to exercise any of the rights or privileges of a stockholder of the Company in respect of any Shares issuable upon any exercise of this option unless and until a certificate or certificates representing such Shares shall have been actually issued and delivered to him.

     10.  Notice.
          ------

     Any notice to the Company provided for in this Agreement shall be in writing addressed to it in care of its Secretary at its principal corporate office, and any notice to the Optionee shall be in writing addressed to him at the address then appearing for him on the personnel records of the Company. Either party may designate to the other a different address for the purpose of this paragraph by a written notice given in accordance herewith.

     11.  Plan Incorporated Herein.
          ------------------------

     The option hereby granted is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan, a copy of which is attached hereto and made a party hereof. The Plan shall control in the event there is any conflict between the Plan and this Agreement and on matters not contained in this Agreement.

     12.  Appointment of Secretary.
          ------------------------

     The Optionee hereby appoints the Secretary of the Company at the time in office his agent and attorney-in-fact, with power of substitution, in his name and on his behalf to accept delivery and receipt for any certificate or certificates, representing any Shares purchased by the Optionee hereunder, and to hold the same for the account of the Optionee subject to any further written instructions from the Optionee, and delivery to said agent and attorney-in-fact of any such certificates shall for all purposes be deemed delivered to the Optionee.

     13.  Disputes.
          --------

     Any dispute or disagreement which shall arise under or as a result of this Agreement, or which shall relate to the interpretation or construction of this Agreement, shall be determined by the Board. The determination of the Board shall be final, binding and conclusive for all purposes.

     14.  Date of Grant; Applicable Law.
          -----------------------------

     This Option has been granted, executed and delivered the day and year first above written, and the interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California.

                                 OPTO SENSORS, INC.



                                 By:___________________________
                                    President



                                 ------------------------------
                                 OPTIONEE